UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 21, 2001


                             SHORE BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)


            Maryland                      0-22345                52-1974638
            --------                      -------                ----------
   (State or other jurisdiction of (Commission file number)     (IRS Employer
   incorporation or organization)                            Identification No.)


                  18 East Dover Street, Easton, Maryland 21601
                  --------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (410) 822-1400
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  Other Event

SHORE BANCSHARES, INC. TO ACQURIE THE AVON-DIXON AGENCY, INC. AND SUBSIDIARIES

December 21, 2001

Shore Bancshares, Inc., a Maryland financial holding company, announced today that it has reached an agreement to acquire certain assets of The Avon-Dixon Agency, Inc. located in Easton, Maryland, and of its subsidiaries. It is anticipated that the transaction will be completed in the first quarter of 2002, pending regulatory approval.

ITEM 7.  Financial Statements and Exhibits.

(c) Exhibit 99.1  --  Press Release dated December 21, 2001.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            SHORE BANCSHARES, INC.
                                            (REGISTRANT)

Dated:   December 21, 2001                  By:  /s/ W. Moorhead Vermilye
                                                 ----------------------------
                                                 W. Moorhead Vermilye
                                                 President and CEO



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                                  EXHIBIT INDEX

Exhibit
Number            Description
------            -----------

Exhibit 99.1      Press Release dated December 21, 2001.